UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2024

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11550 N. Meridian Street, Suite 325

Carmel, IN 46032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 15, 2024, Neuraxis, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) at 11611 N. Meridian Street, Suite 330, Carmel, Indiana 46032.

As of the close of business on June 17, 2024, the record date for the Annual Meeting (the “Record Date”), 6,647,960 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) were outstanding and entitled to vote. At the Annual Meeting, a total of 4,362,195 votes, comprised of shares of the Company’s Common Stock, equivalent to approximately 65.61% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The five nominees for director were elected to serve a one-year term as follows:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Brian Carrico	3,640,809	99.99%	390	0.01%
Dr. Christopher R Brown	3,113,246	85.50%	527,953	14.50%
Bradley Mitch Watkins	3,622,864	99.50%	18,335	0.50%
Beth Keyser	3,581,615	98.36%	59,584	1.64%
Kristen Ferge	3,640,809	99.99%	390	0.01%

2. The proposal to ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,361,643	75	0	477

3. The proposal to amend the Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
2,770,781	865,918	720,996	4,500

A copy of the second amendment to the Company’s 2022 Omnibus Securities and Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

4. The proposal to amend the Company’s Certificate of Incorporation to authorize “blank check” preferred stock was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
3,523,682	117,467	720,996	50

A copy of the amendment to the Company’s Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

5. The proposal of the issuance of 20% or more of Company’s outstanding Common Stock upon the conversion of Series B Convertible Preferred Stock or certain convertible promissory notes was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
3,627,421	13,778	720,996	0

A copy of the Company’s Certificate of Designation of Series B Convertible Preferred is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

6. The proposal, in a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
3,609,621	26,578	720,996	5,000

7. The proposal to select the frequency of holding the stockholder advisory vote on the Company’s executive compensation once every three years was approved as follows:

Every Year	Once Every Two Years	Once Every Three Years	Votes Abstained
918,413	574,893	2,147,843	50

8. The proposal of the adjournment of the Annual Meeting was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,317,662	44,533	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Form of Certificate of Amendment to the Certificate of Incorporation of Neuraxis, Inc.
3.2	Form of Certificate of Designation of Series B Convertible Preferred
10.1	Second Amendment to the Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2024	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer